
                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
             UNREGISTERED 9 1/2% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                              REGAL CINEMAS, INC.
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED        , 1998

     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 9 1/2% Senior Subordinated Notes due 2008 (the
"Old Notes") of Regal Cinemas, Inc., a Tennessee corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON        , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                  Deliver to:
               IBJ Schroder Bank & Trust Company, Exchange Agent

                       IBJ SCHRODER BANK & TRUST COMPANY

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
     By Registered or Certified Mail:         By Hand or Overnight Delivery before 4:30
                                                                p.m.:

     IBJ Schroder Bank & Trust Company            IBJ Schroder Bank & Trust Company
                P.O. Box 84                               One State Street
           Bowling Green Station                      New York, New York 10004
       New York, New York 10274-0084             Attn: Securities Processing Window,
        Attn: Reorganization Dept.                              SC-1

                   By Facsimile (for Eligible Institutions):
                                 (212) 858-2611

                               For Information or
                           Confirmation by Telephone:
                                 (212) 858-2103

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the
Prospectus dated             , 1998 (the "Prospectus"), and in the accompanying
Letter of Transmittal, receipt of which is hereby acknowledged, $            in
aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered
Holder(s):
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                                 (PLEASE TYPE OR PRINT)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holders(s):
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Dated:
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[ ] The Depository Trust Company
   (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.